Rareview Inflation/Deflation ETF

Ticker: FLTN

(a series of the Collaborative Investment Series Trust)

Supplement dated June 16, 2022 to the Prospectus and

Statement of Additional Information (“SAI”) dated January 5, 2022.

The legend on the cover of the Fund’s prospectus is hereby restated as follows:

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Additionally, the following sentence is added to the section entitled “Purchase and Sale of Fund Shares” on pages 4-5 of the Fund’s prospectus:

Performance information regarding the Fund and information regarding its NAV per share can be found at www.rareviewcapital.com/inflation-delation-etf.

You should read this Supplement in conjunction with the Prospectus and SAI dated January 5, 2022 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (888)-783-8637.